SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC  20549


                            FORM 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
               Securities and Exchange Act of 1934
       Date of Report (Date of earliest event reported)  August 25, 1995

               PAINE WEBBER QUALIFIED PLAN PROPERTY FUND TWO, LP
             (Exact name of registrant as specified in its charter)

 Delaware                    0-17146                   04-2752249
(State or other jurisdiction) (Commission           (IRS Employer
        of incorporation    File Number)            Identification No.)



265 Franklin Street, Boston, Massachusetts                 02110
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code (617) 439-8118


     (Former name or address, if changed since last report)
                                    FORM 8-K
                                 CURRENT REPORT

               PAINE WEBBER QUALIFIED PLAN PROPERTY FUND TWO, LP

ITEM 2 - DISPOSITION OF ASSETS

  Harbor Bay  Plaza - Sewall's Point, Florida

  Disposition Date - August 25, 1995

On August 25, 1995, the borrower of the Harbour Bay Plaza loan prepaid the Partnership's first leasehold mortgage loan secured by the Harbour Bay Plaza Shopping Center and purchased the Partnership's interest in the underlying land for total consideration of $3,832,488. The principal balance of the mortgage loan was $2,850,000 plus interest accrued through August 25, 1995 of $22,936. The cost of the land was $750,000 less prepaid rent of $1,448 for six days. Pursuant to the ground lease, the Partnership received $211,000 in excess of the outstanding mortgage loan and land investments as its share of the appreciation in value of the operating investment property above a specified base amount.
The net proceeds from this prepayment transaction are expected to be distributed to the Limited Partners as part of a special distribution to be paid on October 13, 1995.

ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

  (a)  Financial Statements:  None

  (b)  Exhibits:
     (1) Agreement to Terminate Lease between PaineWebber Qualified Plan Property Fund Two, LP, and H.B.P. & Associates, LTD

     (2) Affidavit of Owner between PaineWebber Qualified Plan Property Fund Two, LP, and H.B.P. & Associates, LTD

     (3) Special Warranty Deed between PaineWebber Qualified Plan Property Fund Two, LP, and H.B.P. & Associates, LTD

     (4) Satisfaction of Mortgage between PaineWebber Qualified Plan Property Fund Two, LP, and H.B.P. & Associates, LTD




                            FORM 8-K

                         CURRENT REPORT

               PAINE WEBBER QUALIFIED PLAN PROPERTY FUND TWO, LP



                           SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          PAINE WEBBER QUALIFIED PLAN
                             PROPERTY FUND TWO, LP
                                  (Registrant)





                         By:/s/ Walter V. Arnold
                           Walter V. Arnold
                           Senior Vice President and
                           Chief Financial Officer







Date:  September 5, 1995


Exhibit 1                          AGREEMENT TO TERMINATE LEASE



     THIS AGREEMENT TO TERMINATE LEASE ("AGREEMENT") is made and entered into as of the 24th day of August, 1995, by and between H.B.P. & ASSOCIATES, LTD., a Florida limited partnership ("LESSEE"), and PAINE WEBBER QUALIFIED PLAN PROPERTY FUND TWO, LP, a Delaware Limited Partnership ("LESSOR").


                              W I T N E S S E T H:

     WHEREAS, Lessee entered into that certain Ground Lease dated September 14, 1983 (the "LEASE"), with Lessor for the land situate in Martin County, Florida, and described on Exhibit "A" attached hereto and incorporated herein by reference (the "PROPERTY"); and

     WHEREAS, Lessor and Lessee are simultaneously herewith conveying to H.B. ASSOCIATES OF THE TREASURE COAST, LTD., a Florida limited partnership, their respective interests in the Property and improvements located thereon; and

     WHEREAS, in connection therewith, Lessor and Lessee have mutually agreed to terminate the Lease and all obligations of Lessor and Lessee thereunder as of the date of this Agreement:

     NOW, THEREFORE, for and in consideration of the sum of $10.00 and the mutual undertakings, covenants, promises and agreements of the parties, it is
agreed as follows:     1.  The foregoing recitals are true and correct and are
incorporated herein by reference.

     2. All of the rights and obligations of Lessee and Lessor under the Lease with respect to the remaining term of the Lease are terminated as of the date of this Agreement; provided that nothing herein shall affect or limit any rights or obligations of Lessor or Lessee with respect to acts or occurrences prior to the date hereof. The foregoing termination includes, without limitation, all rights and obligations described in that certain Short Form of Ground Lease dated September 14, 1983, and recorded in Official Records Book 588, Page 1065, Public Records of Martin County, Florida.

     3. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one
and the same instrument.     IN WITNESS WHEREOF, the parties hereto have
executed this Agreement as of the date first above written.


Signed, sealed, and delivered      PAINE WEBBER QUALIFIED PLAN
in the presence of:                PROPERTY FUND TWO LP, a Delaware limited
                                   partnership

                                   By: Second Qualified Properties, Inc., a
                                   Delaware corporation, General Partner


/s/ Joanne Sordillo                By:s/s Stephen Brady
Print Name:                        Name: Stephen Brady
                                   Title: Vice President
/s/ Leslie A. Mason
Print Name:


Signed, sealed, and delivered      H.B.P. & ASSOCIATES, LTD.,
     in the presence of:
                                   a Florida limited partnership

                                   By: Nobil-Novick & Associates, an Ohio
                                   general partnership, General Partner


                                   By:s/s James H. Nobil
/s/ Leigh A. Williams
/s/ Lawrence B. Juran              Name: James H. Nobil,
                                         General Partner


COMMONWEALTH OF MASSACHUSETTS )
                              ):SS
COUNTY OF SUFFOLK             )

     Subscribed and sworn to before me this 23rd day of August, 1995, by Stephen Brady, Vice President of Second Qualified Properties, Inc., a Delaware corporation, on behalf of the corporation. The above individual [ ] is personally known to me or [ ] produced the following identification
                      , which is current or has been issued within the past five
----------------------
years and bears a serial or other identifying number, and who did not take an oath.

                         /s/ Linda Z. MacDonald
                         NOTARY PUBLIC
                         Linda Z. MacDonald
                         Print Name
My Commission Expires: 11/12/99

STATE OF FLORIDA        )
                        ):SS
COUNTY OF MARTIN        )


     Subscribed and sworn to before me this 24th day of August, 1995, by James H. Nobil, General Partner of Nobil-Novick & Associates, an Ohio general partnership, on behalf of said general partnership. The above individual [ ] is personally known to me or [ ] produced the following identification Florida Driver's License, which is current or has been issued within the past five years and bears a serial or other identifying number, and who did not take an oath.

                         /s/ Avron C. Rifkin
                         NOTARY PUBLIC, STATE OF FLORIDA

                         Print Name Avron C. Rifkin
My Commission Expires:5/17/98




                                    EXHIBIT ``A''

Tract C, INDIALUCIE, according to the plat thereof, recorded in Plat Book 4, Page 77 of the Public Records of Martin County, Florida.

Exhibit 2
                               AFFIDAVIT OF OWNER

              (PAINE WEBBER QUALIFIED PLAN PROPERTY FUND TWO, LP)


COMMONWEALTH OF MASSACHUSETTS )
                              ) ss:
COUNTY OF SUFFOLK             )


          BEFORE ME, the undersigned authority, personally appeared Stephen Brady ("AFFIANT"), as the Vice President of Second Qualified Properties, Inc., a Delaware corporation, which is the managing general partner of PAINE WEBBER QUALIFIED PLAN PROPERTY FUND TWO, LP, a Delaware Limited Partnership ("OWNER"), who being first duly sworn upon oath, deposes and says that:

     1. Owner is the fee title owner of the following described property (the "PROPERTY") located in Martin County, Florida, to-wit:

     See Exhibit "A" attached hereto and incorporated herein by reference.

     2. To the best knowledge of Affiant, Owner is in possession of the Property to the exclusion of all others except H.B.P. & ASSOCIATES, LTD., a Florida limited partnership (the "GROUND LESSEE"), under a certain Ground Lease dated September 14, 1983, which is being terminated simultaneously with the conveyance of the Property as hereinafter described; and, to the best knowledge of Affiant, no person or entity other than Owner or the Ground Lessee claims or is now entitled to the right to possession, or is in possession, of the Property, except for tenants under written leases with the Ground Lessee.

     3. To the best of Affiant's knowledge, without investigation, there are no encroachments, overlaps, boundary line disputes, unrecorded easements or other claims affecting the Property that are not shown by the public records.

     4. To the best of Affiant's knowledge, without investigation, the Property is free and clear of all assessments, liens and encumbrances.

     5. This Affidavit is given for the purpose of inducing H.B. ASSOCIATES OF THE TREASURE COAST, LTD., a Florida limited partnership ("Purchaser") to purchase the Property from Owner and the improvements thereon from the Ground Lessee, and Chicago Title Insurance Company (the "Title Company") and Lawrence
B. Juran, P.A. to issue its title insurance commitment to Purchaser in connection therewith.

     6. Except for real property taxes, to the best of Affiant's knowledge, without investigation, there are no unsatisfied judgments or decrees in any court of this state or the United States, nor any federal, state or county tax deficiencies or assessments, special or otherwise, against Owner that are or could become a lien against the Property, and which have not been bonded.

     7. Owner is not a "non-resident alien" or "foreign person" within the meaning of the U.S. tax laws as referred to in Internal Revenue Code Section 1445(b)(2). Owner's employer identification number is 04-2752249, and its post office address is c/o Paine Webber Properties Incorporated, 265 Franklin Street, Boston, MA 02110.

     8. Subsequent to May 7, 1995, at 5:00 A.M., Owner has not, and Affiant hereby agrees and represents that Owner will not, execute any instrument, or do any act whatsoever, or omit to take any action, that in any way would or may affect the title to the Property, including but not limited to mortgaging or conveying the Property (except to Purchaser) or any interest in it or causing any liens to be recorded against the Property or Owner.


     FURTHER AFFIANT SAYETH NAUGHT.


     DATED this 23rd day of August, 1995.



                              /s/ Stephen Brady
                              Stephen Brady


     Subscribed and sworn to before me this 23rd day of August, 1995. The above individual [ ] is personally known to me or [ ] produced the following
identification                              , which is current or has been
               -----------------------------
issued within the past five years and bears a serial or other identifying number, and who did not take an oath.



                              /s/ Linda Z. MacDonald
                              Notary Public
                              Linda Z. MacDonald
                              Print Name of Notary

My Commission Expires: 11/12/99



                                    EXHIBIT ``A''

Tract C, INDIALUCIE, according to the plat thereof, recorded in Plat Book 4, Page 77 of the Public Records of Martin County, Florida.



Exhibit 3

Prepared by and return to:

Lawrence B. Juran, Esquire
1200 Corporate Center Way
Suite 100
Wellington, FL 33414

Property Appraiser's
Parcel Identification
No: 35-37-41-002-000-00010.80000

                             SPECIAL WARRANTY DEED


     THIS SPECIAL WARRANTY DEED, made as of August 24, 1995, by PAINE WEBBER QUALIFIED PLAN PROPERTY FUND TWO, LP, a Delaware Limited Partnership, whose post office address is c/o Paine Webber Properties Incorporated, 265 Franklin Street, Boston, MA 02110 ("GRANTOR"), to H.B. ASSOCIATES OF THE TREASURE COAST, LTD., a Florida limited partnership, whose post office address is attn.: Wm. Fred Taylor, 2100 SE Ocean Blvd., Suite 102, Stuart, Florida 34996 ("GRANTEE").


                              W I T N E S S E T H:

     THAT GRANTOR, in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, to said GRANTOR in hand paid by said GRANTEE, the receipt of which is hereby acknowledged, hereby grants, bargains, sells, aliens, remises, releases, conveys and confirms unto said GRANTEE all right, title and interest of GRANTOR in and to the following described land situate in Martin County, Florida, to wit:

     See Exhibit "A" attached hereto and incorporated herein by reference (the "Property").

     Together with any and all right, title and interest of GRANTOR in and to the improvements located on the Property; provided that GRANTEE acknowledges that said improvements are owned by H.B.P. & ASSOCIATES, LTD., a Florida limited partnership, which is simultaneously executing and delivering to GRANTEE a
special warranty deed for said improvements.     Together with all the
tenements, hereditaments and appurtenances thereto belonging or in anyway appertaining.

     To Have and to Hold the same, subject to all zoning restrictions, easements, covenants, conditions and other restrictions of record, without reimposing same, as well as taxes for 1995 and subsequent years.

     GRANTOR does hereby fully warrant the title to the Property, but not the improvements thereon, and will defend the same against the lawful claims of all persons claiming by, through or under GRANTOR.

     Where used herein, the terms "GRANTOR" and "GRANTEE" include all parties to this instrument and their successors and assigns.


     IN WITNESS WHEREOF, the said GRANTOR has signed and sealed these presents the day and year first written above.


Signed, sealed, and delivered      PAINE WEBBER QUALIFIED PLAN
     in the presence of:
                                   PROPERTY FUND TWO LP, a Delaware limited partnership

                                   By: Second Qualified Properties, Inc., a
                                   Delaware corporation, General Partner


/s/ Joanne Sordillo                By:  s/s Stephen Brady
Print Name                         Name: Stephen Brady
                                   Title: Vice President
/s/ Leslie A. Mason
Print Name:



COMMONWEALTH OF MASSACHUSETTS )
                              ):SS
COUNTY OF SUFFOLK             )

     Subscribed and sworn to before me this 23rd day of August, 1995, by Stephen Brady, Vice President of Second Qualified Properties, Inc., a Delaware corporation, on behalf of the corporation. The above individual [ ] is personally known to me or [ ] produced the following identification
                      , which is current or has been issued within the past five
----------------------
years and bears a serial or other identifying number, and who did not take an oath.

                         /s/ Linda Z. MacDonald
                         NOTARY PUBLIC, STATE OF MASSACHUSETTS

                         Linda Z. MacDonald
                         Print Name
My Commission Expires:  11/12/99


                                    EXHIBIT ``A''

Tract C, INDIALUCIE, according to the plat thereof, recorded in Plat Book 4, Page 77 of the Public Records of Martin County, Florida.



Exhibit 4
Insturment prepared by:
Lawrence B. Juran, P.A.
1200 Corporate Center Way
Suite 100
Wellington, Florida 33414
407/790-6466

                              SATISFACTION OF MORTGAGE

Known All Men By These Presents, That Paine Webber Qualified Plan Property Fund Two LP, a Delaware limited partnership, the owner* and holder of a certain mortgage deed executed by H.B.P. & Associates, Ltd., a Florida limited partnership to PaineWebber Qualified Plan Property Fund Two, LP, a Delaware limited partnership bearing date the 14th day of September 1983, recorded in Official Records Book 588, page 1080, in the office of the Clerk of the Circuit Court of Martin County, State of Florida, ** securing that certain note in the principal sum of $2,850,000.00 Two Million Eight Hundred Fifty Thousand and no/100 Dollars, and certain promises and obligations set forth in said mortgage deed, upon the property situate in said State and County described as follows, to-wit:

Tract `C'' INDIALUCIE, according to the Plat thereof dated December 16, 1968, on file and of record in the office of the Clerk of the Circuit Court in and for Martin County, Florida, in Plat Book 4, Page 77.

**together with that certain UCC-1 Financing Statement recorded in Official Records Book 986, Page 1796 of the Public Records of Martin County, Florida, and Collateral Assignment of Rents and Lease dated September 14, 1983 and recorded in Official Records Book 588, Page 1119 of the Public Records of Martin County, Florida. hereby acknowledges full payment and satisfaction of said note and mortgage deed, and surrenders the same as cancelled, and hereby directs the Clerk of the said Circuit Court to cancel the same of record.

*Wherever used herein, the terms Owner/Holder shall include singular and/or plural, masculine, feminine and/or neuter, heirs, successors, legal representatives and/or assigns wherever the context so requires or admits.

WITNESS and my hand and seal this 23rd day of August, 1995

Signed, Sealed and Delivered in Presence of: PAINE WEBBER QUALIFIED PLAN
/s/ Joanne E. Sordillo             PROPERTY FUND TWO LP, a
/s/ Leslie A. Mason                Delaware limited partnership
                                   By:  Second Qualified Properties, Inc., a
State of Massachusetts)            Delaware corporation, General Partner
                      )ss          By:  /s/ Stephen Brady
County of Suffolk     )            Vice President

I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid, to take acknowledgments, personally appeared Stephen D. Brady to me known to be the person described in and who executed the foregoing instrument and acknowledged before me that executed the same.WITNESS my hand and official seal in the County and State last aforesaid this 23rd day of August, 1995.

/s/ Linda Z. MacDonald
Notary Public, State of Massachusetts
My commission expires:  11/12/99